Metairie, Louisiana

Cautionary note on forward-looking statements This presentation contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 ("PSLRA"), which are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different. All statements other than statements of historical fact included in this presentation are forward-looking statements, including, but not limited to, expected financial outlook for fiscal 2019, expected Shack openings, expected same-Shack sales growth and trends in Shake Shack Inc.’s (the “Company’s”) operations. Forward-looking statements discuss the Company's current expectations and projections relating to their financial position, results of operations, plans, objectives, future performance and business. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "aim," "anticipate," "believe," "estimate," "expect," "forecast," "outlook," "potential," "project," "projection," "plan," "intend," "seek," "may," "could," "would," "will," "should," "can," "can have," "likely," the negatives thereof and other similar expressions. All forward-looking statements are expressly qualified in their entirety by these cautionary statements. You should evaluate all forward-looking statements made in this presentation in the context of the risks and uncertainties disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 26, 2018, filed with the Securities and Exchange Commission ("SEC"). All of the Company's SEC filings are available online at www.sec.gov, www.shakeshack.com or upon request from Shake Shack Inc. The forward-looking statements included in this presentation are made only as of the date hereof. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. 2

Q3 2019 financial highlights

+2.0%

Growth in Same-Shack Sales[1]



+32% YoY

Total Revenue $157.8M



+35% YoY

Shack System-wide Sales[2] $239.1M

$4.2M

Average Unit Volume[3]

$23.3M

Adjusted EBITDA[4] +9% YoY



17

New Domestic Company-Operated and Licensed Shacks opened in Q3

$35.1M

Shack-Level Operating Profit[4] +17% YoY

1. "Same-Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer.
2. "Shack System-wide Sales" is an operating measure and consists of sales from domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territory fees and opening fees.
3. "Average unit volume" or "AUV" for any 12-month period consist of the average annualized sales of all domestic company-operated Shacks over that period. AUV is calculated by dividing total Shack sales from domestic company-operated Shacks by the number of domestic company-operated Shacks open during that period. For Shacks that are not open for the entire period, fractional adjustments are made to the number of Shacks open such that it corresponds to the period of associated sales. The measurement of AUV allows the Company to assess changes in guest traffic and per transaction patterns at domestic company-operated Shacks.
4. "Adjusted EBITDA" and "Shack-level Operating Profit" are non-GAAP measures. Definitions of Adjusted EBITDA and Shack-level Operating Profit, the most directly comparable financial measure presented in accordance with GAAP, is included in the appendix of this presentation.

3

Business highlights



On track to exceed original targets of at least 200 domestic company-operated and 120 licensed Shacks by the end of 2020



Increased development focus on filling in existing markets, build deeper brand awareness and extend ability to leverage existing resources



Grubhub now fully integrated directly into our point of sale, expect some degree of short-term volatility during the ongoing transition

Total Revenue (TTM)

$567 Million



CAGR 34%
$191
$268
$359
$459
$567
'15
'16
'17
'18
Q3 '19 TTM

System-wide Sales[1] (TTM)

$839 Million



CAGR 32%
$295
$403
$532
$672
$839
'15
'16
'17
'18
Q3 '19 TTM

System-wide Shack Count

254 as of the end of the period



CAGR 35%
84
114
159
208
254
'15
'16
'17
'18
Q3 '19
as of the end of the period

Cash Flow from Operations (TTM)

$96 Million



CAGR 28%
$41
$54
$71
$85
$96
'15
'16
'17
'18
Q3 '19 TTM

1. "Shack system-wide sales" is an operating measure and consists of sales from domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territory fees and opening fees.

Note: CAGR for total revenue, cash flow from operations, system-wide Shack count and system-wide sales is the compounded annual growth rate between '15 and '18.

4

Domestic development on track to exceed 2020 targets Domestic company-operated Shacks • Opened 11 domestic company-operated Shacks in Q3, on track to open 38 to 40 Shacks for the full year 2019 (At Fiscal Year End) • Plan to open between 40 and 42 new Shacks in 2020, across a strategic mix of urban, freestanding pads, and shopping/lifestyle centers 220 202 to 206 • Focus is shifting to greater existing market penetration to extend 200 our brand, and further leverage our existing infrastructure 180 162 to 164 160 • Plan to test select new, smaller footprint Shack formats to CAGR 36% increasingly incorporate the digital guest journey and experience 140 124 120 100 90 80 64 60 44 0 ‘15 ‘16 ‘17 ‘18 ‘19E ‘20E Note: CAGR is the compound annual growth rate and represents an estimated range from ’15 to the midpoint of ’20 based on full year 2019 Sandy, UT guidance 5

Record year for licensed business with key new market entries • New markets entered in 2019: Mainland China, Mexico, the Licensed Shacks Philippines, and Singapore (At Fiscal Year End) • 6 licensed Shacks opened in Q3, including Mexico City, third Shack in Osaka, Japan and our first in Busan, Korea • Continue to execute on our licensed airport strategy with strong 128132 to 137 pipeline of domestic and international locations • Expect to open between 24 and 28 net, new Licensed Shacks 108 to 112 in 2019, a raise from prior guidance of between 18 to 20, net CAGR 27% • Plan to open between 20 and 25 net, new Licensed Shacks in 84 2020; exceeding target of at least 120 Shacks by the end of 2020 69 50 40 ‘15 ‘16 ‘17 ‘18 ‘19E ‘20E Note: CAGR is the compound annual growth rate and represents an estimated range from ’12 to the midpoint of ’20 based on full year 2019 guidance Reforma, Mexico City 6

Guidance These forward-looking projections are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different. Factors that might cause such differences include, but are not limited to, those discussed in Part I, Item 1A of the Company's Form 10-K for the fiscal year ended December 26, 2018 under the heading “Risk Factors.” These forward-looking projections should be reviewed in conjunction with the consolidated financial statements and the section titled “Trends in Our Business” which forms the basis of our assumptions used to prepare these forward-looking projections. You should not attribute undue certainty to these projections, and we undertake no obligation to revise or update any forward-looking information, except as required by law. FY 2020 unit opening FY 2019 guidance FY 2019 guidance estimate August 5, 2019 November 4, 2019 November 4, 2019 Total Revenue $585M to $590M $592 to $597M * Licensed Revenue $16M to $17M $18M to $18.5M * Same-Shack Sales growth approx. 2% approx. 1.5% * Average Unit Volume $4.0M to $4.1M approx. $4.1M * Domestic company-operated openings 38 to 40 38 to 40 40 to 42 Licensed Shack openings 18 to 20, net 24 to 28, net 20 to 25, net Shack-level operating profit margin1,2 (%) approx. 23% 22.0% to 22.5% * General and administrative expenses3 $66.4M to $68.2M $67M to $68M * Core general and administrative expenses $56M to $57M $57.5M to $58.5M * Equity-based compensation $7.4M to $7.7M approx. $7.5M * $3M to $3.5M (G&A) approx. $2M (G&A) Project Concrete * $4.5M to $5M (Capex) $5.5M to $6M (Capex) Depreciation expense $41M to $42M $41M to $42M * Pre-opening costs $13M to $14M $13M to $14M * Interest expense $0.3M to $0.4M $0.45M to $0.5M * Adjusted pro forma tax rate4 (%) 26.5% to 27.5% 26.5% to 27.5% * 1. Includes approximately 50 bps of impact from the adoption of the new lease accounting standard. 2. Shack-level operating profit margin is a non-GAAP measure. A reconciliation to the most directly comparable GAAP measure, operating income, has not been provided as we cannot project certain reconciling items, such as gains or losses on disposal of property and equipment, without unreasonable effort given the uncertainty around the timing and amount of such losses or gains. Losses on disposal of property and equipment were less than $1 million for each of the fiscal years 2018, 2017 and 2016. 3. Includes Project Concrete, equity-based compensation, and other one-time charges. 4. Adjusted pro forma effective tax rate is a non-GAAP measure. A reconciliation to the most directly comparable GAAP measure, income tax expense, has not been provided as we cannot project income tax expense without unreasonable effort due to our inability to predict changes in our 7 ownership interest in SSE Holdings resulting from redemptions of LLC Interests by non-controlling interest holders and equity-based award activity. Income tax expense for fiscal years 2018, 2017 and 2016 was $8.9 million, $151.4 million and $6.4 million, respectively. * Fiscal Year 2020 guidance will be provided in February 2020

Appendix Including GAAP & Non-GAAP Measures 8

Impact of new lease accounting standard Balance Sheet changes Balance Sheet impact from the adoption of the new lease accounting standard Right-of-use asset & lease liabilities • Net increase to total assets of $218 million Landlord funded assets & deemed landlord financing liabilities • Net increase to total liabilities of $213 million Deferred rent liabilities Income Statement changes Net resulting Income Statement impact Occupancy and related expenses • Expect approximately 50 basis points net unfavorable impact to Shack-level Operating Profit margin in 2019 due Other operating expenses to adoption of the new lease standard Interest expense • Expect unfavorable impact to Adjusted EBITDA; minimal net impact to Net Income 9

Definitions “Adjusted EBITDA,” a non-GAAP measure, is defined as EBITDA (as defined above), excluding equity-based compensation expense, deferred lease costs, losses on the disposal of property and equipment, amortization of cloud-based software implementation assets, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. “Adjusted EBITDA margin,” a non-GAAP measure, is defined as net income before net interest, taxes, depreciation and amortization, which also excludes equity-based compensation expense, deferred lease costs, losses on the disposal of property and equipment, amortization of cloud-based software implementation assets, as well as certain non-recurring and other items that the Company does not believe directly reflect its core operations, as a percentage of revenue. "Average unit volumes" or "AUVs" for any 12-month period consist of the average annualized sales of all domestic company-operated Shacks over that period. AUVs are calculated by dividing total Shack sales from domestic company-operated Shacks by the number of domestic company-operated Shacks open during that period. For Shacks that are not open for the entire period, fractional adjustments are made to the number of Shacks open such that it corresponds to the period of associated sales. "Same-Shack Sales" represents Shack sales for the comparable Shack base, which is defined as the number of domestic company-operated Shacks open for 24 full fiscal months or longer. “EBITDA,” a non-GAAP measure, is defined as net income before interest expense (net of interest income), income tax expense, and depreciation and amortization expense. "Shack-level operating profit," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses. "Shack-level operating profit margin," a non-GAAP measure, is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses as a percentage of Shack sales. "Shack sales" is defined as the aggregate sales of food, beverages and Shake Shack-branded merchandise at domestic company-operated Shacks and excludes sales from licensed Shacks. “Shack system-wide sales” is an operating measure and consists of sales from domestic company-operated Shacks, domestic licensed Shacks and international licensed Shacks. The Company does not recognize the sales from licensed Shacks as revenue. Of these amounts, revenue is limited to Shack sales from domestic company-operated Shacks and licensing revenue based on a percentage of sales from domestic and international licensed Shacks, as well as certain up-front fees such as territory fees and opening fees. 10

Income statement

	Thirteen Weeks Ended				Thirty-Nine Weeks Ended			
	September 25, 2019		September 26, 2018		September 25, 2019		September 26, 2018	
Shack sales	$ 152,366	96.6%	$ 115,882	96.9%	$ 428,811	96.8%	$ 324,869	97.0%
Licensing revenue	5,396	3.4%	3,765	3.1%	14,273	3.2%	10,176	3.0%
TOTAL REVENUE	157,762	100.0%	119,647	100.0%	443,084	100.0%	335,045	100.0%
Shack-level operating expenses[1]:								
Food and paper costs	44,159	29.0%	32,703	28.2%	125,049	29.2%	91,336	28.1%
Labor and related expenses	41,601	27.3%	31,232	27.0%	118,891	27.7%	87,651	27.0%
Other operating expenses	18,947	12.4%	13,496	11.6%	51,270	12.0%	36,536	11.2%
Occupancy and related expenses	12,537	8.2%	8,545	7.4%	35,309	8.2%	23,621	7.3%
General and administrative expenses	17,090	10.8%	13,151	11.0%	46,420	10.5%	37,547	11.2%
Depreciation expense	10,474	6.6%	7,439	6.2%	29,239	6.6%	20,905	6.2%
Pre-opening costs	4,487	2.8%	3,581	3.0%	10,678	2.4%	8,031	2.4%
Loss on disposal of property and equipment	303	0.2%	157	0.1%	1,031	0.2%	543	0.2%
TOTAL EXPENSES	149,598	94.8%	110,304	92.2%	417,887	94.3%	306,170	91.4%
OPERATING INCOME	8,164	5.2%	9,343	7.8%	25,197	5.7%	28,875	8.6%
Other income, net	248	0.2%	436	0.4%	1,259	0.3%	1,070	0.3%
Interest expense	(133)	-0.1%	(592)	-0.5%	(302)	-0.1%	(1,770)	-0.5%
INCOME BEFORE INCOME TAXES	8,279	5.2%	9,187	7.7%	26,154	5.9%	28,175	8.4%
Income tax expense	(3,144)	-2.0%	2,241	1.9%	(47)	—%	5,679	1.7%
NET INCOME	11,423	7.2%	6,946	5.8%	26,201	5.9%	22,496	6.7%
Less: net income attributable to non-controlling interests	1,079	0.7%	1,921	1.6%	4,281	1.0%	6,359	1.9%
NET INCOME ATTRIBUTABLE TO SHAKE SHACK INC.	$ 10,344	6.6%	$ 5,025	4.2%	$ 21,920	4.9%	$ 16,137	4.8%
Earnings per share of Class A common stock:								
Basic	$0.32		$0.17		$0.72		$0.58	
Diluted	$0.31		$0.17		$0.70		$0.56	
Weighted-average shares of Class A common stock outstanding:								
Basic	31,961		28,954		30,549		27,930	
Diluted	32,916		29,883		31,441		28,820	

(1) As a percentage of Shack sales.

11

Shack-level operating profit definitions Shack-Level Operating Profit Shack-level operating profit is defined as Shack sales less Shack-level operating expenses, including food and paper costs, labor and related expenses, other operating expenses and occupancy and related expenses. How This Measure Is Useful When used in conjunction with GAAP financial measures, Shack-level operating profit and Shack-level operating profit margin are supplemental measures of operating performance that the Company believes are useful measures to evaluate the performance and profitability of its Shacks. Additionally, Shack-level operating profit and Shack-level operating profit margin are key metrics used internally by management to develop internal budgets and forecasts, as well as assess the performance of its Shacks relative to budget and against prior periods. It is also used to evaluate employee compensation as it serves as a metric in certain performance-based employee bonus arrangements. The Company believes presentation of Shack-level operating profit and Shack-level operating profit margin provides investors with a supplemental view of its operating performance that can provide meaningful insights to the underlying operating performance of the Shacks, as these measures depict the operating results that are directly impacted by the Shacks and exclude items that may not be indicative of, or are unrelated to, the ongoing operations of the Shacks. It may also assist investors to evaluate the Company's performance relative to peers of various sizes and maturities and provides greater transparency with respect to how management evaluates the business, as well as the financial and operational decision-making. Limitations of the Usefulness of this Measure Shack-level operating profit and Shack-level operating profit margin may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of Shack-level operating profit and Shack-level operating profit margin is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. Shack-level operating profit excludes certain costs, such as general and administrative expenses and pre-opening costs, which are considered normal, recurring cash operating expenses and are essential to support the operation and development of the Company's Shacks. Therefore, this measure may not provide a complete understanding of the Company's operating results as a whole and Shack-level operating profit and Shack-level operating profit margin should be reviewed in conjunction with the Company’s GAAP financial results. A reconciliation of Shack-level operating profit to operating income, the most directly comparable GAAP financial measure, is set forth below. 12

Shack-level operating profit Thirteen Weeks Ended Thirty-Nine Weeks Ended (dollar amount in thousands) September 25, 2019 September 26, 2018 September 25, 2019 September 26, 2018 Operating income $ 8,164 $ 9,343 $ 25,197 $ 28,875 Less: Licensing revenue 5,396 3,765 14,273 10,176 Add: General and administrative expenses 17,090 13,151 46,420 37,547 Depreciation expense 10,474 7,439 29,239 20,905 Pre-opening costs 4,487 3,581 10,678 8,031 Loss on disposal of property and equipment 303 157 1,031 543 Shack-level operating profit $ 35,122 $ 29,906 $ 98,292 $ 85,725 Total revenue $ 157,762 $ 119,647 $ 443,084 $ 335,045 Less: licensing revenue 5,396 3,765 14,273 10,176 Shack sales $ 152,366 $ 115,882 $ 428,811 $ 324,869 Shack-level operating profit margin 23.1% 25.8% 22.9% 26.4% 13

Adjusted EBITDA definitions EBITDA and Adjusted EBITDA EBITDA is defined as net income before interest expense (net of interest income), income tax expense and depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above) excluding equity-based compensation expense, deferred lease cost, losses on the disposal of property and equipment, amortization of cloud-based software implementation costs, as well as certain non-recurring items that the Company does not believe directly reflect its core operations and may not be indicative of the Company's recurring business operations. How These Measures Are Useful When used in conjunction with GAAP financial measures, EBITDA and adjusted EBITDA are supplemental measures of operating performance that the Company believes are useful measures to facilitate comparisons to historical performance and competitors' operating results. Adjusted EBITDA is a key metric used internally by management to develop internal budgets and forecasts and also serves as a metric in its performance-based equity incentive programs and certain bonus arrangements. The Company believes presentation of EBITDA and adjusted EBITDA provides investors with a supplemental view of the Company's operating performance that facilitates analysis and comparisons of its ongoing business operations because they exclude items that may not be indicative of the Company's ongoing operating performance. Limitations of the Usefulness of These Measures EBITDA and adjusted EBITDA may differ from similarly titled measures used by other companies due to different methods of calculation. Presentation of EBITDA and adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. EBITDA and adjusted EBITDA exclude certain normal recurring expenses. Therefore, these measures may not provide a complete understanding of the Company's performance and should be reviewed in conjunction with the GAAP financial measures. A reconciliation of EBITDA and adjusted EBITDA to net income, the most directly comparable GAAP measure, is set forth below. 14

Adjusted EBITDA

(dollar amounts in thousands)	Thirteen Weeks Ended September 25, 2019	Thirteen Weeks Ended September 26, 2018	Thirty-Nine Weeks Ended September 25, 2019	Thirty-Nine Weeks Ended September 26, 2018
Net income	$ 11,423	$ 6,946	$ 26,201	$ 22,496
Depreciation expense	10,474	7,439	29,239	20,905
Interest expense, net	133	591	302	1,762
Income tax expense	(3,144)	2,241	(47)	5,679
EBITDA	**18,886**	**17,217**	**55,695**	**50,842**
Equity-based compensation	1,884	1,636	5,839	4,376
Amortization of cloud-based software implementation costs[1]	107	—	107	—
Deferred lease costs[2]	743	813	2,043	521
Loss on disposal of property and equipment	303	157	1,031	543
Other income related to adjustment of liabilities under tax receivable agreement	—	—	(14)	—
Executive transition costs[3]	—	32	126	280
Project Concrete[4]	1,346	292	2,031	608
Costs related to relocation of Home Office[5]	—	2	—	1,019
Hong Kong office[6]	13	—	184	—
Legal Settlement[7]	—	1,200	—	1,200
Adjusted EBITDA	**$ 23,282**	**$ 21,349**	**$ 67,042**	**$ 59,389**
Adjusted EBITDA margin[8]	14.8%	17.8%	15.1%	17.7%

(1) Represents amortization of capitalized implementation costs related to cloud-based software arrangements that are included within general and administrative expenses.
(2) Reflects the extent to which lease expense is greater than or less than cash lease payments. As a result of adoption of the new lease accounting standard on December 27, 2018, these lease costs may also include certain additional lease components, such as common area maintenance costs and property taxes, that were previously not included in lease expense for prior periods.
(3) Represents fees paid in connection with the search and hiring of certain executive and key management positions.
(4) Represents consulting and advisory fees related to the Company's enterprise-wide system upgrade initiative called Project Concrete.
(5) Costs incurred in connection with the Company's relocation to a new Home Office.
(6) Represents costs associated with establishing the Company's first international regional office in Hong Kong.
(7) Expense incurred to establish an accrual related to the settlement of a legal matter.
(8) Calculated as a percentage of total revenue, which was $157,762 and $443,084 for the thirteen and thirty-nine weeks ended September 25, 2019, respectively, and $119,647 and $335,045 for the thirteen and thirty-nine weeks ended September 26, 2018, respectively.

15

Adjusted pro forma effective tax rate

(dollar amounts in thousands)	Thirteen Weeks Ended March 27, 2019			Thirteen Weeks Ended June 26, 2019			Thirteen Weeks Ended September 25, 2019			Thirty-Nine Weeks Ended September 25, 2019		
	Income Tax Expense	Income Before Income Taxes	Effective Tax Rate	Income Tax Expense	Income Before Income Taxes	Effective Tax Rate	Income Tax Expense	Income Before Income Taxes	Effective Tax Rate	Income Tax Expense	Income Before Income Taxes	Effective Tax Rate
As reported	$ 2,047	$ 5,654	36.2%	$ 1,050	$ 12,221	8.6%	$ (3,144)	$ 8,279	-38.0%	$ (47)	$ 26,154	-0.2%
Non-GAAP adjustments (before tax):												
Executive transition costs		38			88						126	
Project Concrete		472			213			1,346			2,031	
Hong Kong Office					171			13			184	
Amortization of cloud computing assets												
Other income related to the adjustment of liaibilities under tax receivable agreement		(14)									(14)	
Tax effect of change in basis related to the adoption of ASC 842	(1,161)									(1,161)		
Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests	315			1,397			2,765			4,477		
Adjusted pro forma	$ 1,201	$ 6,150	19.5%	$ 2,447	$ 12,693	19.3%	$ (379)	$ 9,638	-3.9%	$ 3,269	$ 28,481	11.5%
Less:												
Windfall tax benefits from stock-based compensation	459			958			2,827			4,244		
Adjusted pro forma (excluding windfall tax benefits)	$ 1,660	$ 6,150	27.0%	$ 3,405	$ 12,693	26.8%	$ 2,448	$ 9,638	25.4%	$ 7,514	$ 28,481	26.4%

16

Adjusted pro forma effective tax rate

	Thirteen Weeks Ended March 28, 2018			Thirteen Weeks Ended June 27, 2018			Thirteen Weeks Ended September 26, 2018			Thirteen Weeks Ended December 26, 2018			Fiscal Year Ended December 26, 2018		
(dollar amounts in thousands)	Income Tax Expense	Income Before Income Taxes	Effective Tax Rate	Income Tax Expense	Income Before Income Taxes	Effective Tax Rate	Income Tax Expense	Income Before Income Taxes	Effective Tax Rate	Income Tax Expense	Income Before Income Taxes	Effective Tax Rate	Income Tax Expense	Income Before Income Taxes	Effective Tax Rate
As reported	**$ 1,198**	**$ 6,177**	**19.4%**	**$ 2,240**	**$ 12,811**	**17.5%**	**$ 2,241**	**$ 9,187**	**24.4%**	**$ 3,183**	**$ 2,635**	**120.8%**	**$ 8,862**	**$ 30,810**	**28.8%**
Non-GAAP adjustments (before tax):															
Legal settlement								1,200						1,200	
Executive transition costs					248			32			60			340	
Project Concrete		239			77			292			684			1,292	
Home Office relocation		998			19			2						1,019	
Other income related to the adjustment of liabilities under tax receivable agreement											(78)			(78)	
Remeasurement of deferred tax assets in connection with other tax rate changes										(3,794)			(3,794)		
Tax effect of change in basis related to the adoption of ASC 606	311												311		
Tax effect of non-GAAP adjustments and assumed exchange of outstanding LLC Interests	246			(47)			616			1,475			2,290		
Adjusted pro forma	**$ 1,755**	**$ 7,414**	**23.7%**	**$ 2,193**	**$ 13,155**	**16.7%**	**$ 2,857**	**$ 10,713**	**26.7%**	**$ 864**	**$ 3,301**	**26.2%**	**$ 7,669**	**$ 34,583**	**22.2%**
Less:															
Windfall tax benefits from stock-based compensation	199			1,326			243			142			1,910		
Adjusted pro forma (excluding windfall tax benefits)	**$ 1,954**	**$ 7,414**	**26.4%**	**$ 3,519**	**$ 13,155**	**26.8%**	**$ 3,100**	**$ 10,713**	**28.9%**	**$ 1,006**	**$ 3,301**	**30.5%**	**$ 9,579**	**$ 34,583**	**27.7%**

17

Investor Contact: Mei Kuo 646-747-0540 mkuo@shakeshack.com Melissa Calandruccio, ICR Michelle Michalski, ICR (844) Shack-04 (844-742-2504) investor@shakeshack.com Media Contact: Kristyn Clark, Shake Shack 646-747-8776 kclark@shakeshack.com 18